UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 26, 2019
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Introduction
On May 1, 2019, Overstock.com, Inc. (the “Company”) informed holders of its Blockchain Voting Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) of an opportunity to exchange (the “Exchange”) outstanding Series A Preferred Stock for newly-issued shares of the Company’s Digital Voting Series A-1 Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”). On June 26, 2019, the Exchange was completed for participating stockholders.
In connection with the Company’s 2016 SEC-registered offering of the Series A Preferred, tZERO Group, Inc., a subsidiary of the Company (“tZERO”), developed a suite of software and technologies referred to as the tZERO Issuance and Trading Technology (the “tZERO Technology”). The tZERO Technology is utilized by the SEC-registered alternative trading system (the “PRO Securities ATS”) owned and operated by PRO Securities, LLC, a FINRA-registered broker-dealer and wholly owned subsidiary of tZERO. Prior to completion of the Exchange, the Series A Shares traded exclusively on the PRO Securities ATS, utilizing the tZERO technology developed in 2016. The Exchange was to enable the trading of the Company’s Series A-1 Preferred Stock on the PRO Securities ATS using the latest tZERO Technology, which also supports tZERO's Preferred Equity Tokens and would ultimately support other issuer's digital securities that may trade on the PRO Securities ATS. The shares of Series A Preferred Stock were subject to a number of restrictions on the ownership and trading of the shares that were necessary for the PRO Securities ATS to use legacy tZERO technology. The new shares of Series A-1 Preferred Stock have the flexibility to be able to trade on the PRO Securities ATS utilizing the new tZERO Technology.

In connection with the Exchange, 122,526 shares of Series A Preferred Stock were validly tendered and accepted for exchange by the Company and the Company issued 122,526 shares of Series A-1 Preferred Stock in exchange therefor.
On June 26, 2019, in connection with the completion of the Exchange, 1,144 shares of Series A Preferred Stock were converted into shares of Voting Series B Preferred Stock (the “Series B Preferred Stock”) (such transaction, the “Conversion”). Following the Conversion, 2,895 shares of Series A Preferred Stock remain outstanding temporarily while accounts at a PRO Securities’ subscriber, acting as the introducing broker-dealer for holders of Series A Preferred Stock to the PRO Securities ATS, are completed to hold Series A-1 Preferred Stock for five stockholders that have requested to participate in the Exchange. Once such brokerage accounts are complete, the outstanding Series A Preferred Stock will be converted into Series A-1 and placed into the respective brokerage accounts. For any brokerage accounts that are not substantially complete by July 5, 2019, the respective Series A Preferred Stock will be converted into Series B Preferred Stock.

Item 3.02 Unregistered Sale of Equity Securities
The Exchange was conducted pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 3(a)(9) of the Securities Act on the basis that the Exchange constituted an exchange with existing holders of the Company’s securities and no commission or other remuneration was paid or given directly or indirectly to any party for soliciting such exchange. The Company has not filed a registration statement under the Securities Act or any other federal or state securities laws with respect to the Series A-1 Preferred Shares.
Item 3.03 Material Modification to Rights of Security Holders
On June 26, 2019, in connection with the completion of the Exchange, the Company filed the Series A-1 Certificate of Designation with the Delaware Secretary of State (the “Series A-1 Certificate of Designation”). The terms of each share of Series A-1 Preferred Stock are substantially identical in all material respects to the terms of the shares of Series A Preferred Stock, except that the new shares of Series A-1 Preferred Stock are not subject to all of the restrictions on ownership and related matters that applied to the shares of Series A Preferred Stock. The following restrictions are not applicable to new shares of Series A-1 Preferred Stock:

•
The restriction that Series A Preferred Stock may be owned only directly and of record by the beneficial owner and may not be held of record by any nominee or fiduciary for or on behalf of the beneficial owner except for certain narrow exceptions.

•
The restriction that no person may purchase or own Series A Preferred Stock unless the person is (i) an individual U.S. resident and furnishes a Form W-9 to the Company or an agent of the Company, and such person is a United States citizen or a United States permanent resident alien who has maintained a residence in the United States for a minimum of one year and possesses a valid U.S. Social Security number, (ii) a corporation, partnership or limited liability company formed under the laws of the United States or any state and that has a physical address in the United States and provides a valid U.S. employer identification number, (iii) subject to potential additional requirements, a trust, all of the trustees of which would qualify to purchase Series A Preferred Stock on their own behalf and that has a physical address in the United States, or (iv) certain custodians for minors.

•
The restrictions that neither Series A Preferred Stock nor any interest therein can be (i) transferred by way of pledge or other hypothecation, or (ii) used as collateral security for any obligation, including use as margin securities.

The foregoing description is qualified in its entirety by reference to the Series A-1 Certificate of Designation, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 3.03.
The terms of each share of Series B Preferred Stock, issued by the Company pursuant to the Conversion, are substantially identical in all material respects to the terms of the shares of Series A Preferred Stock, except that the shares of Series B Preferred Stock are not subject to all of the terms and restrictions that applied to the shares of Series A Preferred Stock, as set forth in Item 3.03 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 15, 2016, which is incorporated by reference into this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.03.
Item 7.01 Regulation FD Disclosure

On June 27, 2019, the Company issued a press release regarding the completion of the Exchange and various matters related thereto. A copy of the press release is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is furnished with this report:

3.1	Certificate of Designation of Digital Voting Series A-1 Preferred Stock of Overstock.com, Inc.
99.1	Overstock Press Release dated June 27, 2019
99.2	tZERO Press Release dated June 27, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	June 27, 2019